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                                                                    EXHIBIT 10.5


                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED AGREEMENT OF EXCHANGE


         This FIRST AMENDMENT TO AMENDED AND RESTATED AGREEMENT OF EXCHANGE (the "First Amendment") is entered into as of this 16th day of April 1996, by and between AIRTOUCH COMMUNICATIONS, INC. ("ATI") and U S WEST, INC. ("U S WEST").


                              W I T N E S S E T H:


         WHEREAS, ATI and USW entered into an Agreement of Exchange on July 25, 1994 (the "Original Exchange Agreement"); and

         WHEREAS, ATI and USW agreed to amend the Original Exchange Agreement in certain respects and entered into that certain Amended and Restated Agreement of Exchange as of September 30, 1995 (the "Exchange Agreement"); and

         WHEREAS, ATI and USW desire to further amend the Exchange Agreement as set forth hereinbelow.

         NOW, THEREFORE, in consideration of the promises, mutual covenants and agreements herein contained, the sufficiency of which is hereby acknowledged, and in order to set forth the respective rights and obligations of the parties to one another, ATI and USW hereby agree as follows:


                                    AGREEMENT


         1. The first paragraph of Section 1.2 of the Exchange Agreement is hereby deleted and replaced with the following:

                  "Delivery of Notice. Except as otherwise provided in the Amended and Restated Trust Agreement of Exchange dated as of September 30, 1995, and amended as of April 16, 1996 (the "Trust Agreement of Exchange"), or in Section 1.8 hereof, USW and ATI shall complete and execute the Merger Agreement and employ reasonable efforts to satisfy the conditions to the Merger set forth in Article IV of the Merger Agreement upon the occurrence of any of the following:"


         2. The following Section 1.8 is hereby added to Article I ("The Exchange") of the Exchange Agreement:
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         "1.8.  Force Majeure.

              (a) Except as provided in Section 1.8(g) below, neither ATI nor USW shall cause the Notice Date to occur after the commencement of any Force Majeure Event, unless and until (i) the average closing sale price per share of ATI Common Stock, for any period of ten (10) consecutive trading days beginning after the conclusion of such Force Majeure Event, shall equal or exceed (ii) the average closing sale price per share of ATI Common Stock for the twenty (20) consecutive trading day period ending on the last trading day preceding the commencement of such Force Majeure Event (the "Base Period"). The period beginning upon the commencement of such Force Majeure Event and ending upon the cure thereof is referred to herein as the "Blockage Period."

              (b) Notwithstanding the foregoing, the Blockage Period with respect to an individual Force Majeure Event shall expire (whether or not the individual Force Majeure Event shall have been cured pursuant to Section 1.8(a)) on the date which is three (3) months (in the case of a Force Majeure Event described in Section 1.8(c)(i) below) or five
         (5) months (in the case of a Force Majeure Event described in Section 1.8(c)(ii) below) following the conclusion of such Force Majeure Event.

              (c) "Force Majeure Event" means the occurrence of any of the following:

                      (i)  either:

                           (A) a general suspension of, or limitation on prices
                      for, trading in securities on the New York Stock Exchange, or other national securities exchange or over-the-counter market which then constitutes the principal trading market for ATI Common Stock, or

                           (B) a declaration of a banking moratorium or any
                      suspension of payments in respect of banks in the United States (whether or not mandatory), in each case, only if the closing sale price per share of ATI Common Stock on the first trading day following the conclusion of such event is 90% or less of the closing sale price per share of ATI Common Stock on the last trading day preceding the commencement of such event; or

                      (ii) a decline in both (A) the Standard and Poor's 500
                  Stock Price Index and (B) the closing sale price per share of ATI Common Stock, in each case, by an amount in excess of 10% during the same period of twenty (20) or fewer consecutive trading days.

              (d) Each Force Majeure Event shall have independent significance, and the termination of the Blockage Period with respect to an individual Force Majeure Event (whether by virtue of the cure of the Force Majeure Event pursuant to Section 1.8(s) or the expiration of the Blockage Period pursuant to Section 1.8(b)) shall not affect the operation of any other Force Majeure Event as to which the Blockage Period has not terminated.

              (e) In the event that a Blockage Period shall be in effect at any time during the 90-day period immediately preceding the Expiration Date, then the Expiration Date shall be extended to the minimum extent necessary so that there shall be a 90-day period
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         immediately preceding the Expiration Date during which no Blockage
         Period shall be in effect.

              (f) The Expiration Date shall be extended by the cumulative number of days during which one or more Blockage Periods shall have been in effect under this Section 1.8, but in no event pursuant to this Section 1.8(f) for more than 365 days.

              (g) In the event that USW shall have delivered to ATI notice of USW's election to cause the Exchange to occur and, subsequent to the delivery of such notice, it shall be determined that such notice was delivered during the period between the commencement of a Force Majeure Event and the conclusion of a Force Majeure Event, then USW, at its election (a "Section 1.8(g) Election"), shall be entitled either to:

                      (i) withdraw such notice (without prejudice to USW's right to deliver subsequently a notice of its election to cause the Exchange to occur); or

                      (ii) elect to cause the Exchange to occur pursuant to the
                  notice; provided that in such event, notwithstanding the provisions of Section 1.3(c), both the Private Market Value of the WMC Interest and the Fair Public Market Value Per Share of ATI Common Stock (for purposes of determining the Final Number of ATI Shares or Appraisal Number of ATI Shares, as the case may be) shall be determined as of the Base Period rather than as of the Notice Date.

         In determining the Private Market Value of the WMC Interest and the Fair Public Market Value Per Share of ATI Common Stock in connection with this Section 1.8(g), each Appraiser shall be specifically instructed not to take into account any events or circumstances which may have occurred subsequent to the Base Period (but such instructions shall not preclude any Appraiser from taking into account events or circumstances occurring within the Base Period). USW shall deliver notice of any Section 1.8(g) Election within fifteen (15) business days after its receipt of notice from ATI of the occurrence of a Force Majeure Event. The commencement of the process for determining the Final Number of ATI Shares contemplated by Section 1.3 shall be tolled until USW shall have delivered notice of a Section 1.8(g) Election or if no such notice is delivered by USW, the expiration of the foregoing fifteen (15) business day period."

         3. Section 6.7 of the Exchange Agreement is hereby deleted in its entirety and replaced with the following:

              "6.7 Legends. All certificates evidencing shares of ATI Common Stock and ATI Preferred Stock, if any, acquired by USW directly or indirectly pursuant to this Agreement shall be endorsed with the legends set forth below:

                  THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL, OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.
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                  THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF
                  AN AMENDED AND RESTATED INVESTMENT AGREEMENT (INCLUDING THE RESTRICTIONS ON TRANSFER SET FORTH THEREIN), DATED AS OF SEPTEMBER 30, 1995, AS AMENDED AS OF APRIL 16, 1996, BETWEEN THE COMPANY AND USW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE ALIENATED EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICE OF THE CORPORATE SECRETARY OF THE COMPANY."

         4. Except as expressly set forth herein, the terms and provisions of the Exchange Agreement shall remain in full force and effect without modification.

         5. The First Amendment to Amended and Restated Agreement of Exchange may be executed in separate counterparts, each of which when so executed and delivered shall be deemed an original, but both such counterparts shall together constitute one and the same instrument.


         IN WITNESS WHEREOF, the parties have executed this First Amendment to Amended and Restated Agreement of Exchange as of the first date hereinabove written.



                             AIRTOUCH COMMUNICATIONS, INC.

                             By:      /s/C. Lee Cox
                                  ----------------------------------------------
                                      Name:  C. Lee Cox
                                      Title:



                             U S WEST, INC.

                             By:      /s/ C.M. Lillis
                                  ----------------------------------------------
                                      Name:  Charles M. Lillis
                                      Title:  Executive Vice President;
                                                President and CEO U S WEST
                                                Media Group